THE ADVISORS’ INNER CIRCLE FUND III

(the “Trust”)

ARGA Emerging Markets Value Fund

ARGA International Value Fund

(the “Funds”)

Supplement dated March 24, 2022 to:

•	the ARGA Emerging Markets Value Fund’s Summary Prospectus dated April 20, 2021 (the “Emerging Markets Value Summary Prospectus”);
•	the ARGA International Value Fund’s Summary Prospectus dated April 20, 2021 (the “International Value Summary Prospectus” and together with the Emerging Markets Value Summary Prospectus, the “Summary Prospectuses”); and
•	the Funds’ Prospectus dated April 20, 2021 (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectus and should be read in conjunction with the Summary Prospectuses and Prospectus.

The Board of Trustees of the Trust has approved the elimination of the 2.00% redemption fee charged by the Funds on redemptions of shares that have been held for less than 60 days (the “Redemption Fee”). Therefore, effectively immediately, all references to the Redemption Fee are hereby deleted.

Please retain this supplement for future reference.

ARG-SK-003-0100